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                                                                    EXHIBIT 99.2


              ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENTS

                THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENTS (this "Assignment"), dated as of October 3, 1997, is entered into by and between SHIDLER WEST INVESTMENT CORPORATION, a Delaware corporation ("Assignor"), and AIP-SWAG OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Assignee").

                                  RECITALS

        WHEREAS, Assignor, acting on the behalf of Shidler West Acquisition Company, LLC and AG Industrial Investors, L.P. (collectively, the "Contributor Parties"), entered into, as "Purchaser," each of those certain Purchase Agreements described on Schedule 1 attached thereto (collectively, the "Purchase Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Purchase Agreements.

        WHEREAS, Assignor and Assignee entered into that certain Contribution and Exchange Agreement dated as of September 25, 1997 (the "Contribution Agreement"), pursuant to which, among other matters, Assignor agreed to assign to Assignee all of its rights under the Purchase Agreements, and Assignee agreed to assume all of Assignor's obligations under the Purchase Agreements.

        WHEREAS, pursuant to Paragraph 17(c) of each of the Purchase Agreements, Assignor has the right to assign each of the Purchase Agreements upon notice to each Seller (but without any requirement of obtaining any Seller's consent) to one or more entities in which Marc R. Brutten, Jay H. Shidler and/or James C. Reynolds, directly or indirectly, has an ownership interest.

        WHEREAS, Marc R. Brutten, Jay H. Shidler and/or James C. Reynolds, directly or indirectly, have an ownership interest in Assignee.

        WHEREAS, Assignor desires to assign to Assignee of all its right, title and interest in, to and under the Purchase Agreements, and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder.

                                  AGREEMENT

        NOW, THEREFORE, in consideration of the agreements and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Assignor, acting on the behalf of the Contributor Parties, hereby assigns to Assignee all of its right, title and interest in, to and under the Purchase Agreements, including, without limitation, all of Assignor's right to purchase each Property pursuant to the terms of the Purchase Agreements, and Assignee hereby accepts such assignment.


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        2.      Assignee hereby assumes all of Assignor's obligations under the
Purchase Agreements and agrees fully and faithfully to perform and discharge, as and when performance and discharge are due, all of such obligations, regardless of whether such obligations arose or arise or accrued or accrue in connection with events occurring prior to, on or after the date hereof.
Without limiting the foregoing, Assignee agrees to pay each Purchase Price (subject to proration, adjustments and credits as set forth in each Purchase Agreement) and to execute and deliver all documents required to be delivered by Purchaser pursuant to Paragraph 8(d) of each Purchase Agreement.

        3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in it favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

        4. Subject to limitations on assignability set forth in the Contribution Agreement, this Assignment shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors in interest and assigns.

        5. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

        6. In the event that any portion of this Assignment shall be illegal, null or void, the remaining portions of this Assignment shall not be affected thereby and shall remain in force and effect to the fullest extent permitted by law.

        7. This Assignment may be executed in counterparts (including facsimile counterparts), all of which, when taken together, shall constitute a fully executed original.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

                        Assignor:       SHIDLER WEST INVESTMENT CORPORATION,
                                        a Delaware corporation



                                        By: /s/ Marc R. Brutten
                                           -------------------------------------
                                        Its: President
                                            ------------------------------------


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                        Assignee:       AIP-SWAG OPERATING PARTNERSHIP, L.P.,
                                        a Delaware limited partnership

                                        By:     American Industrial Properties
                                                REIT, a Texas real estate
                                                investment trust, its General
                                                Partner


                                                By:     /s/ Marc A. Simpson
                                                        ------------------------
                                                Its:    Vice President
                                                        ------------------------
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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        GENERAL PARTNER:

                                        AMERICAN INDUSTRIAL PROPERTIES REIT,
                                        a Texas real estate investment trust


                                        By: /s/ Marc A. Simpson
                                           -------------------------------------
                                        Name: Marc A. Simpson
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        LIMITED PARTNERS:

                                        SHIDLER WEST ACQUISITION COMPANY, LLC,
                                        a California limited liability company


                                        By: /s/ Marc R. Brutten
                                           -------------------------------------
                                        Name: Marc R. Brutten
                                             -----------------------------------
                                        Title: Managing Member
                                              ----------------------------------


                                        AG INDUSTRIAL INVESTORS, L.P.,
                                        a Delaware limited partnership

                                        By:     AG Industrial Investors
                                                Acquisition Corp., a Delaware
                                                corporation, its General Partner

                                                By: /s/ Dana Gottlieb
                                                   -----------------------------
                                                Name: Dana Gottlieb
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------




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                                  Schedule 1

        That certain Purchase Agreement dated as of July 2, 1997, executed by and between Shidler West Investment Corporation, a Delaware corporation, as Purchaser, and Merit Industrial Properties Limited Partnership, a Texas limited partnership, as Seller, covering certain tracts of land in the City of Dallas, Dallas County, Texas, and in the City of Grapevine, Tarrant County, Texas, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997,
(ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of August 8, 1997, (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997, and (v) Fifth Amendment to Purchase Agreement dated as of October 2, 1997

        That certain Purchase Agreement dated as of July 2, 1997, executed by and between Shidler West Investment Corporation, a Delaware corporation, as Purchaser, and Merit 1995 Industrial Portfolio Limited Partnership, a Texas limited partnership, as Seller, covering certain tracts of land in the City of Dallas, Dallas County, Texas, in the City of Grand Prairie, Tarrant County, Texas, in the City of Plano, Collin County, Texas, and in the City of Carrollton, Dallas County, Texas, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of August 8, 1997, and (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997

        That certain Purchase Agreement dated as of July 2, 1997, executed by and between Shidler West Investment Corporation, a Delaware corporation, as Purchaser, and Merit VV 1995 Industrial Portfolio Limited Partnership, a Texas limited partnership, as Seller, covering certain tracts of land in the City of Farmers Branch, Dallas County, Texas, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of July 31, 1997, (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997, and (v) Fifth Amendment to Purchase Agreement dated as of October 2, 1997

        That certain Purchase Agreement dated as of June 30, 1997, executed by and between Shidler West Investment Corporation, a Delaware corporation, as Purchaser, and Merit VV Land 1995 Industrial Portfolio Limited Partnership, a Texas limited partnership, as Seller, covering certain tracts of land in the City of Farmers Branch, Dallas County, Texas, as amended by (i) First Amendment to Purchase Agreement dated as of July 30, 1997, (ii) Second Amendment to Purchase Agreement dated as of July 31, 1997, (iii) Third Amendment to Purchase Agreement dated as of July 31, 1997, and (iv) Fourth Amendment to Purchase Agreement dated as of August 12, 1997